UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2010

Date of reporting period:  August 31, 2010

Item 1. Reports to Stockholders.

Annual Report

Akros Absolute Return Fund

(AARFX)

August 31, 2010

Investment Advisor

Akros Capital, LLC
230 Park Avenue, 10th Floor
New York, New York 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	9
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	12
SCHEDULE OF SECURITIES SOLD SHORT	16
SCHEDULE OF OPTIONS WRITTEN	17
SCHEDULE OF OPEN FUTURES CONTRACTS	18
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	34
ADDITIONAL INFORMATION	37

Akros Absolute Return Fund
Letter to Shareholders as of August 31, 2010

Dear Shareholders:

We’re pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005.  The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  Absolute-return strategies seek positive returns regardless of market conditions.  The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size.  The Fund has the flexibility to invest in a range of asset classes and security types.  In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued.  Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Total Returns Through August 31, 2010

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most-recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U).  The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days.  The performance data quoted does not reflect the redemption fee.  If reflected, the total returns would be reduced.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%.  The Gross Expense Ratio, as stated in the December 29, 2009 Prospectus, is 7.59%.*

For the period from inception on September 30, 2005 through August 31, 2010, the Akros Absolute Return Fund’s average annual total return was 2.46%.  Over the same time period, average annual total returns were -1.09% for the S&P 500 Index, 2.51% for the Citigroup 3-Month U.S. Treasury Bill Index, and 0.10% for the Lipper Long/Short Equity Funds Average.

In general, stocks were up modestly for the full 12 months ending August 31, 2010, while the Akros Absolute Return Fund was down slightly during this market environment.  For these 12 months, the Fund declined -1.45%.  Over the same time period, the S&P 500 Index increased 4.91%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.12%, and the Lipper Long/Short Equity Funds Average gained 1.29%.

When confined to just the six months ending August 31, 2010, the Akros Absolute Return Fund outperformed all of its benchmarks.  For these six months, the Fund rose 0.11%.  Over the same time period, the S&P 500 Index fell -4.04%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.07%, and the Lipper Long/Short Equity Funds Average declined -2.83%.

*
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions, interest expense and acquired fund fees and expenses) do not exceed 1.99% of the Fund’s average annual net assets.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

Commentary on Recent Investment Conditions

Over the 12 months ending in August of 2010, we remained cautious largely because we viewed the U.S. stock market’s dramatic advance from the bottom in March of 2009 to be excessive.  Our cautious outlook led us to position the Akros Absolute Return Fund with a market-neutral to slightly net-long exposure.  This modest exposure to general market fluctuations and some noteworthy losses in three of our long positions (two technology stocks and one biopharmaceutical company) were the main factors that caused the Fund to lag its benchmarks for the 12 months.  Although the Fund’s small loss for the 12 months was somewhat disappointing, we’re pleased that the Fund has outperformed the S&P 500 Index since inception and generally has had very low volatility compared to the S&P 500 Index – even during periodic times of underperformance.

One of our primary concerns during the 12 months ending in August was the lack of progress in coming to grips with the massive deleveraging that’s needed to heal so many parts of our economy.  Global instability was mounting, and the halfhearted effort to generate lending activity in the banking system showed little traction relative to past economic recoveries.  In addition, sentiment was indicative of overwhelming labor problems and a housing market that seemed years away from recovery.

Our attention to risk (when to embrace it and when to avoid it) was evident over the six months ending in August, a period during which the Akros Absolute Return Fund rose slightly in the face of a declining stock market characterized by a high degree of volatility.  The Fund benefited from its conservative positioning and showed very little correlation to the broader market.  We believe that the substantial volatility in the market has been driven by a focus on technical conditions and by short bursts of fear and greed amid uncertainty about the prospects for economic improvement in the months ahead.

Earlier in the year, we anticipated massive dislocations in the European banking system and indications that consumers were becoming tired going into the second half.  As a result, on the long side, we began to position the Fund with a set of high-quality, dividend-paying large-cap U.S. stocks in the traditionally defensive health-care sector and in technology.  We believe that these stocks may be relatively attractive to investors and perhaps sell at higher price/earnings multiples due to their research-and-development advantages, strong balance sheets, dividend payouts and share-buyback programs.  On the short side, we hedged the Fund with stock-index futures, exchange-traded funds and a selection of high-beta growth stocks in the consumer-discretionary sector.  At the end of August, the Fund’s long positions outweighed short positions by about 10%, which implied a fairly modest exposure to stock-market fluctuations.

Due to low yields on bonds and the lack of other enticing alternatives, we believe that many investors feel compelled to take their chances in the broad stock market.  But attractive returns in the stock market as a whole would seem to depend on sustained growth of consumer and business spending.  We’re skeptical that such spending will be robust.  Matters are also complicated by uncertainty regarding health-care and financial-services reform, taxes, and global economic pressures in Europe and Asia.  Based on these concerns and others described in this letter, we expect to keep the Akros Absolute Return Fund positioned conservatively in anticipation of a possible resumption of the secular (long-term) bear market.

The Question Is, “Inflation or Deflation?”

The global equity markets have once again reached a critical juncture that begs the question, “Are brewing deflationary pressures going to break through the inflationary fears (not actual inflation) that have driven gold prices to recent highs . . . to eventually pull asset prices down?”  Gold has historically served as the ultimate hedge against inflation and the debasing of fiat currencies.  It’s become a favorite safe-haven asset for traders concerned about future inflation.  In fact, recent bullish readings of 98% in the Daily Sentiment Index for gold-futures traders have been the highest ever recorded for this commodity since tracking began 23 years ago.  By contrast, at gold’s most-recent bottom in 2001, the reverse was true:  95% of traders polled were bearish on gold.  The current consensus is that the huge government deficits being rung up around the world mean inflation is right around the corner.  Our experience says these types of sentiment figures in gold are what’s typically seen near short- or intermediate-term tops, rather than at levels prior to significant moves up.  Our viewpoint differs from the consensus.  We believe the deflationary storm clouds are gathering once again on the horizon, and we can see the lightning and hear the thunder.  In our opinion this ultimately could lead to lower prices in stocks, commodities, real estate, and yes, even so-far resilient gold.

The tremendous debt bubble that’s been developing over the past 65-years-plus is nearing a point of deflationary collapse that’s apt to be unlike anything we’ve seen in our lifetimes.  Governments around the world, led by the free-spending U.S., are ringing up unprecedented deficits that are likely to rock the financial foundations of their countries.  Debt-to-equity ratios of U.S. corporations and households are barely off their most-recent highs and substantially above their 60-year and most-recent-year averages.  Although hundreds of billions of dollars in mortgage debt has defaulted, household real estate is actually more leveraged now than it was at the 2005-2006 housing top.  This is because the falling value of real estate has resulted in a lower equity ratio relative to the remaining outstanding mortgage debt.

Additionally, the credit crunch and debt bubbles are spreading globally once again.  In December we had a workout, which is a nice way of saying a “restructuring” of debt on the verge of default by Dubai.  More recently the credit problems of Greece, Spain, Portugal, Ireland and Italy have been well-publicized.  Over $250 billion of sovereign debt from these countries is on the balance sheets of European banks.  That means European banks will need to raise additional capital and are apt to pull away from making new loans, as they need to shore up their balance sheets.  In our opinion, they’ll probably invest in U.S. Treasury securities and other AAA safe, longer-duration bonds, earning the difference in spread between these longer-duration securities and the almost non-existent interest rates they pay out on their deposits.  We believe this may result in a very slow healing process, which could be deflationary because it’s tough for the economy to gain traction when banks are reluctant to lend.

With banks having on average over 5% of their total loans non-performing, they’re in no mood to initiate new loans.  Typically, banks will have between 0.25% and 1% of their loans non-performing.  Bankers continue to tell us that regulators are discouraging them from making new loans.  It’s important to understand that the world’s banking system as a whole is dysfunctional and probably will remain so for quite some time.  In addition, consumers are basically broke and in no position to borrow, so the Fed’s cheap credit is irrelevant.  The Greece situation has demonstrated that there are no free lunches.  Eventually the piper must be paid.  Greece has bought itself some time, but in our opinion will die a slow and painful death over the next few years, as will several of the others just mentioned with the domino effect gaining momentum.  Austerity is being seriously discussed not only in these countries, but also in the U.K and even more recently in the U.S.

We suggest that investors shouldn’t underestimate the role that social psychology may play in this deflationary process.  Financial publications around the world are talking and worrying about inflation, as is the general populace.  That’s why gold is at record bullish figures, in our opinion.  This is yet another indication to us that steps taken in the near term may prevent an imminent inflationary calamity.  Ron Paul’s popularity is increasing, and he’s calling for the all-out abolishment of the Fed.  Having studied the economic history of the United States, it’s recently dawned on us that the central bank in the U.S. was abolished in 1835.  We’re not predicting that will happen again, but it’s not beyond the realm of possibility.  Congress is talking about auditing the Fed for the first time since it was created in 1913.  In addition, the increasingly revolutionary-minded Tea Partiers are demanding accountability and prudence from this recklessly spending government of ours.  Heck, even Ben Bernanke went before Congress recently and urged our legislators to get spending under control.  Maybe it will require a crisis such as we witnessed in Greece before voters throw the bums in Washington out.  If conditions persist as we expect, we believe the credit supply will not expand, which ultimately could lead to massive defaults by debtors and a serious deflation of the outstanding debt.  The elections in November are going to be interesting.

Comparisons to the Economic Circumstances in Other Countries

Consider the incredible deflationary collapse of Japanese stocks and real estate that began in 1989.  If Quantitative Easing (QE) worked, Japan would be awash in inflation.  Here we are some 21 years later, and the Nikkei Index in Japan is still off over 75% from its 1989 high of over 39,000 while real estate is still off about 50%.  That’s stunning when you think about it.  Imagine being invested in stocks for the long run – like for 21 years – and still being down 75%!  This means these investors in Japanese stocks are going to have to quadruple their money from here just to break even – which could take decades longer.  We believe such a scenario is unfolding in the U.S. and Europe, and the majority of investors are unprepared.

As we look back through history and study conditions during the hyperinflationary eras of Germany during the 1920s and Zimbabwe in the 2000s, we notice several common factors were present prior to the inflationary blow-offs.  First of all, the money supply was increasing at very rapid rates.  Second, interest rates were rising quickly at double-digit rates, and ultimately at triple-digit rates.  Finally, commodity and stock prices were flying through the roof.  If you went out to a restaurant, you had to eat quickly because prices were increasing while you were sitting at your table.  In a nutshell, people were spending their money as soon as they got their hands on it because consumer prices were increasing literally by the minute.

Here in the U.S. today, none of that is happening.  The opposite is occurring.  The fact is, inflation is nowhere to be found.  The Fed has produced a $1 trillion rise in the Adjusted Monetary Base, which is the way the Fed tries to control loan growth and therefore money growth.  Given an average reserve requirement of 10%, one would expect $10 trillion of money-supply growth, yet money-supply figures (M3) in the U.S. are dropping like a rock and contracting at the fastest pace since the 1930s because banks aren’t lending.  The money just sits at the Fed in the form of excess reserves.  It’s called “pushing on a string.”

Deflationary Pressures Continue, and Government Actions Have Limited Results

Meanwhile, bank loans in general (the engine for credit creation and growth) and real estate loans in particular have been declining.  Short-term interest rates are near 0% (very cheap credit) and apt to stay there for quite some time.  In the deflationary 1930s, short-term interest rates stayed near 0% for almost 14 years.  The CRB Commodity Index is half the price it was two years ago.  Oil is also half what it was two years ago.  And all this is happening while “Helicopter” Ben Bernanke has been monetizing debt, creating $1.5 trillion in new money.  Not to mention that the U.S. government has been spending money like a boatload of drunken sailors.

In just the past 10 years, there have been three impressive credit-inflation booms.  Stock prices peaked in 2000 after a tremendous 18-year run.  Then in 2006 we had the big real estate bust, followed by the commodity bust beginning in 2008.  Gold and emerging markets have been the new hot spots, and we suspect both of these may end badly in the next deflationary wave.  Stocks, real estate and commodities all had 50% moves or more to the downside once their bubbles burst.

We’ve heard the arguments about how the Fed can create money and monetize the debt so deflation can’t ever happen.  It sounds simple and logical on the surface, but in the real world we don’t believe the markets are going to make it that easy.  The Fed’s balance sheet has exploded from about $500 billion to over $2.3 trillion during the most-recent crisis, so it’s already over-inflated.  The Fed’s governors are even arguing about the prudence of such actions, and that’s after the monetization of less than ¼ of 1% of the world’s outstanding IOUs!  With over $57 trillion of outstanding dollar-denominated debt, tens of trillions of additional foreign debt and over $600 trillion of outstanding derivative obligations, do you really think the Fed can step in and continue to monetize the impending bailouts?  We really doubt it.  Just to put these numbers in perspective, if we had started spending $1 million per day when Jesus was born, we still wouldn’t have spent $1 trillion.  At the first hint of inflation, our view is that creditors would abandon the U.S. and interest rates would rise until that resulted in massive defaults among corporations, municipalities and individuals given the huge debt levels that already exist.  The cost to finance the government’s own debt would skyrocket as investors would begin to doubt the ability to get paid back in dollars that are worth anything.  The interest on our government’s debt is already the fastest-growing component of the federal deficit.  Central banks world-wide would be overwhelmed.  When the supply of credit is substantially larger than the supply of money, which it is now, credit can contract faster than bonds can be created.  The end result is deflation.

The gold bugs’ concern about the exploding debt and balance sheets of governments around the world is understandable in the long run (over the next five years and beyond), but in the short run investors’ concerns should focus on the deflationary fallout that may be right around the corner.  The probability of inflationary problems prior to a collapse in the bond market is low in our opinion.

Unemployment continues to remain stubbornly high, as we had expected.  The government recently stated that it believes the employment numbers are going to improve in coming months.  We think the improvement could be much more muted than the government is predicting.  With consumers accounting for 70% of the economy, it’s difficult to envision robust consumer spending when individuals are worried about their jobs – or worse yet, have lost their jobs.  And since most households are operating on two incomes, there’s little margin for error if one person in a household loses a job.  No spending and no borrowing results in no growth with a debt burden that increases each day.

On the housing front, new-home sales for August were down an astounding 74% from their 2006 peak.  Given the contribution that housing made to economic growth during the bull-market boom of 2003 to 2007, the lackluster recovery in housing isn’t good news in the current environment.

One important development to keep an eye on as we move into the fall is FASB’s (the Financial Accounting Standards Board) push toward getting banks to revert to “mark-to-market” accounting.  If this happens it won’t matter whether a loan is current or not, when regulators tell the bank to mark down the value of the loan, it will have to be done.  Some of the top regulators, including former Comptroller of the Currency Bill Isaac, have been arguing against mark-to-market accounting because it would make banks even more reluctant to issue new loans.  Interestingly mark-to-market accounting was first implemented in 2007, which coincided with the top in the five-year bull market from late 2002 to 2007.  It was finally repealed in April of 2009 after Congress put pressure on FASB.  We believe mark-to-market accounting is idiotic when applied to banks, and would be a major catalyst in making us extremely bearish if it were re-implemented.  Financial stocks and leveraged companies would be particularly vulnerable, as this ill-conceived accounting policy could sow the seeds for a new credit crisis.

We still believe major economies are going to struggle through a deflationary environment before inflation becomes an issue.  What could happen that would make us reconsider our stance?  If the stock market, real estate and commodities rally above the highs they made between 2006 and 2008, we’d have to reevaluate our position and give more consideration to the inflation argument.  But for now, we firmly believe that deflationary forces should be of utmost concern to investors.

Current Outlook and Strategy

At the beginning of 2010, we told shareholders of the Akros Absolute Return Fund that we expected to maintain a market-neutral to slightly net-long positioning in the Fund until we saw better economic conditions and more-reasonable valuations in stocks.  We explained that sharp rebounds after massive declines in stocks are very common.  And we didn’t believe that stocks had entered a new secular (long-term) bull market.  Instead, we believed that overall stock valuations were once again relatively expensive and that the rally in 2009 was just a cyclical (short-term) upward correction within the context of an ongoing secular bear market.  Going forward, we believed that concerns would linger regarding the uncertain prospects for a self-sustaining recovery in the face of a global deleveraging cycle.  At the present time, our outlook remains the same.

Even though we’re very cautious, we’re reluctant to go materially net-short in the Fund because it’s possible that the cyclical up move in stocks may continue for a period of time as the authorities in power seek to provide additional stimulus in an attempt to make the economy appear more robust as we enter election season.  Our portfolio-management strategy for the foreseeable future will be to actively trade many of the Fund’s holdings, even those we like on a long-term basis.  We plan to continue using exchange-traded funds and futures contracts in our hedging efforts.  We also anticipate that we’ll take advantage of the increased volatility by writing call options against some of the Fund’s high-quality mid- and large-cap stocks that we’re willing to sell at higher prices.  This strategy is designed to help us generate additional income over and above the dividends that these stocks pay, thereby potentially buffering some of the capital losses that can occur during steep market corrections.  Similarly, we can write put options on stocks that we’re willing to buy at lower prices.

The Fund’s long positions currently have a weighted-average market cap of over $8 billion, while the median is in the $7 billion vicinity.  We have a high-quality bias for the long positions, with the majority of the long exposure in dividend-paying large-cap stocks.  The Fund’s short positions have a similar market cap, with much of the short exposure in the S&P 500 Index.

A Note Regarding Portfolio Turnover

Portfolio turnover for absolute-return-oriented funds tends to be higher than for long-only funds because absolute-return-oriented funds generally make asset-allocation changes more frequently.  The Akros Absolute Return Fund, in particular, will modulate risk during the course of the year as opportunities change in the markets.  During the fiscal year ending August 31, 2009, volatility was particularly high in the last few months of 2008 and the first few months of 2009, which resulted in above-average portfolio turnover (456%).  For example, in late December of 2008 and January of 2009, we sold a large percentage of the Fund’s long positions to cut back its risk level.  When the market bottomed in early March of 2009, we increased the Fund’s net-long exposure by covering most of our shorts and buying stocks that we believed represented good values.  In the late summer and fall of 2009, we began to bring the Fund’s risk profile down by selling many of our long positions and re-establishing some of our short positions.  We were much more trading-oriented during this volatile period, and we effectively dialed up and dialed down stock-market exposure at opportune times, which ultimately resulted in favorable risk-adjusted returns for the Fund.  We were also very active in selling options, which generally expire within one to three months.  During the most-recent fiscal year ending August 31, 2010, the market was less volatile than during the previous fiscal year.  This resulted in somewhat less trading and lower portfolio turnover (374%) for the Akros Absolute Return Fund, although the turnover was still high relative to many other mutual funds.

As always, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp
Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U).  Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 12-18 for a complete list of holdings.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Current and future fund holdings are subject to risk.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Price-to-earnings (P/E) ratio is a common measurement for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the annual earnings per share.

Beta measures the sensitivity of rates of return on an investment to general market movements.

The Nikkei Index is the leading stock index in Japan and includes 225 Japanese blue-chip companies traded on the Tokyo Stock Exchange.  You cannot invest directly in an index.

Please refer to page 11 for index descriptions.

(10/10)

Akros Absolute Return Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/10 - 8/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, shareholder servicing fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2010-
	March 1, 2010	August 31, 2010	August 31, 2010*
Actual	$1,000.00	$1,001.10	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Akros Absolute Return Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize various types of absolute return strategies utilizing both quantitative and qualitative techniques. The Fund’s allocation of portfolio assets is shown below. Portfolio allocations are subject to change.

Allocation of Portfolio Assets – August 31, 2010
% of Net Assets

Average Annual Returns as of August 31, 2010

					Lipper
				Lipper	Long/
	Akros		Citigroup	Flexible	Short
	Absolute		3-Month	Portfolio	Equity
	Return	S&P	U.S. Treasury	Funds	Funds
	Fund	500 Index	Bill Index	Average	Average
One Year	(1.45)%	4.91%	0.12%	6.43%	1.29%
Three Year	3.86%	(8.66)%	1.13%	(2.24)%	(5.59)%
Since Inception (9/30/05)	2.46%	(1.09)%	2.51%	1.67%	0.10%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1.00% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the previous table and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.  The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.  The Lipper Flexible Portfolio Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.  The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.  One cannot invest directly in an index.

Growth of $10,000 Investment

*Inception Date

Akros Absolute Return Fund
Schedule of Investments
August 31, 2010

	Shares	Value
COMMON STOCKS 28.11%

Beverage and Tobacco Product Manufacturing 0.23%
Star Scientific, Inc.(a)	15,500	$23,095

Broadcasting (except Internet) 0.27%
LIN TV Corp.(a)	6,700	26,733
Chemical Manufacturing 2.90%
AVANIR Pharmaceuticals, Inc.(a)	20,000	56,600
Gilead Sciences, Inc.(a)	1,000	31,860
InterMune, Inc.(a)	1,000	10,420
Myriad Genetics, Inc.(a)	600	9,396
Omeros Corp.(a)	3,350	20,301
Pfizer, Inc.	10,100	160,893
		289,470
Computer and Electronic Product Manufacturing 3.66%
Cisco Systems, Inc.(a)	2,000	40,100
Intel Corp.	9,000	159,480
NVIDIA Corp.(a)	4,500	41,963
QUALCOMM, Inc.	2,000	76,620
SkyPeople Fruit Juice, Inc.(a)	10,000	47,300
		365,463

Credit Intermediation and Related Activities 3.67%
Bank Of America Corporation	7,000	87,150
First Bancorp of Indiana, Inc.(d)	1,259	12,086
HF Financial Corp.	12,863	123,485
Wintrust Financial Corp.	5,000	143,800
		366,521

Educational Services 0.09%
China Educational Alliance, Inc.(a)	2,130	8,690

Electronics and Appliance Stores 0.32%
Best Buy Co., Inc.	1,000	31,390

Health and Personal Care Stores 3.43%
CVS Caremark Corp.	4,500	121,500
Medco Health Solutions, Inc.(a)	2,000	86,960
Walgreen Co.	5,000	134,400
		342,860
Insurance Carriers and Related Activities 0.14%
American Safety Insurance Holdings, Ltd.(a)(b)	900	14,067

Management of Companies and Enterprises 0.19%
First Business Financial Services, Inc.(d)	2,000	18,410

Merchant Wholesalers, Nondurable Goods 0.29%
SUPERVALU INC.	3,000	29,160

Mining (except Oil and Gas) 0.26%
Taseko Mines Ltd(a)(b)	6,000	26,340

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
August 31, 2010

	Shares	Value
Miscellaneous Manufacturing 1.13%
Baxter International, Inc.	1,000	$42,560
Medtronic, Inc.	1,500	47,220
Neurometrix, Inc.(a)	19,600	13,916
Seven Arts Pictures PLC(a)(b)	8,500	9,010
		112,706

Oil and Gas Extraction 1.70%
Encana Corp.(b)	3,000	82,470
SandRidge Energy, Inc.(a)	10,000	40,400
Total SA – ADR	1,000	46,650
		169,520

Other Information Services 0.45%
Google, Inc.(a)	100	45,002

Petroleum and Coal Products Manufacturing 0.35%
BP PLC – ADR	1,000	34,830

Professional, Scientific, and Technical Services 2.10%
CACI International, Inc.(a)	2,000	81,620
Interleukin Genetics, Inc.(a)	7,000	1,890
Novatel Wireless, Inc.(a)	3,000	17,430
Tetra Tech, Inc.(a)	6,000	108,900
		209,840
Publishing Industries (except Internet) 3.63%
Dolan Co.(a)	16,513	151,424
Microsoft Corp.	9,000	211,320
		362,744
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities 1.47%
Investment Technology Group, Inc.(a)	2,000	26,580
Knight Capital Group, Inc.(a)	10,100	119,988
		146,568
Support Activities for Mining 0.30%
Patterson-UTI Energy, Inc.	2,000	29,520

Telecommunications 0.31%
BCE, Inc.(b)	1,000	31,240

Utilities 1.22%
Exelon Corp.	3,000	122,160
TOTAL COMMON STOCKS (Cost $3,160,747)		2,806,329

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
August 31, 2010

	Shares	Value
PRIVATE PLACEMENTS 2.11%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(c)(d)(f) (Note 2)	1,588	$38,859
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(a)(c)(d)(f) (Note 2)	2,938	18,808
Alien Technology Common Stock(a)(c)(d)(f) (Note 2)	61,941	186
Alien Technology Series A Preferred(a)(c)(d)(f) (Note 2)	3,578,500	11,031
FibroGen, Inc.(a)(c)(d)(f) (Note 2)	15,000	97,500
Force10 Networks Inc. Series B Preferred(a)(c)(d)(f) (Note 2)	1,367	4,382
NetLogic Microsystems, Inc. – 12 month lock-up(a)(c)(d)(f) (Note 2)	1,218	27,393
NetLogic Microsystems, Inc. – Earnout(a)(c)(d)(f) (Note 2)	1	6,971
NetLogic Microsystems, Inc. – Escrow(a)(c)(d)(f) (Note 2)	244	5,488
TableMAX Holdings, LLC(a)(c)(d)(f) (Note 2)	13,911	501
TOTAL PRIVATE PLACEMENTS (Cost $344,385)		211,119

WARRANTS 0.01%
Alien Technology Common Warrants(c)(d)(f) (Note 2)	5,079	0
Expiration: August 2013, Exercise Price: $1.00
(Acquired 11/11/09, Cost $0)
Bionovo Warrants(c)(d)(f) (Note 2)	3,000	770
Expiration: October, 2014, Exercise Price: $0.850
(Acquired 11/30/09, Cost $0)
Motor City, Inc. Common Warrants(c)(d)(f) (Note 2)	587	692
Expiration: December, 2014, Exercise Price: $0.850
(Acquired 8/2/10, Cost $0)
TableMAX Pipe Warrants(c)(d)(f) (Note 2)	6,956	0
Expiration: July, 2011, Exercise Price: $2.500
(Acquired 09/15/08, Cost $0)
TOTAL WARRANTS (Cost $0)		1,462

EXCHANGE-TRADED FUNDS 3.28%
WisdomTree Trust Dreyfus Chinese Yuan Fund(a)	13,200	327,492
TOTAL EXCHANGE-TRADED FUNDS (Cost $332,141)		327,492

EXCHANGE-TRADED NOTES 3.52%
iPath S&P 500 VIX Short-Term Futures(a)(b)	2,000	43,860
Market Vectors – Chinese Renminbi/USD(a)	7,752	307,445
TOTAL EXCHANGE-TRADED NOTES (Cost $366,251)		351,305

	Principal
	Amount
CORPORATE BONDS 1.08%

Oil and Gas Extraction 1.08%
SandRidge Energy, Inc.
3.916%, 04/01/2014	$120,000	107,591
TOTAL CORPORATE BONDS (Cost $113,335)		107,591

U.S. GOVERNMENT NOTES 4.28%
3.875%, 09/15/2010(g)	25,000	25,037
0.875%, 01/31/2011(g)	50,000	50,147
0.875%, 02/28/2011(g)	150,000	150,516
1.000%, 07/31/2011(g)	200,000	201,336
TOTAL U.S. GOVERNMENT NOTES (Cost $426,930)		427,036

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
August 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 48.64%

Money Market Funds 45.44%
AIM STIT-Government TaxAdvantage Portfolio	$4,535,934	$4,535,934

U.S. Treasury Obligations 3.20%
U.S. Treasury Bills
0.222%, 09/23/2010(e)(g)	100,000	99,987
0.296%, 10/21/2010(e)(g)	10,000	9,996
0.189%, 07/28/2011(e)(g)	210,000	209,586
		319,569
TOTAL SHORT-TERM INVESTMENTS (Cost $4,855,558)		4,855,503
Total Investments (Cost $9,599,347) 91.03%		9,087,837
Other Assets in Excess of Liabilities 8.97%		895,255
TOTAL NET ASSETS 100.00%		$9,983,092

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(d)
The Advisor has determined these securities to be illiquid. The total value of illiquid securities at August 31, 2010 was $243,077, comprising 2.43% of net assets, while the remainder of the Fund’s net assets, 97.57% were liquid.

(e)	Rates shown are effective yields based on the purchase price, and assumes the security is held to maturity.
(f)	Restricted security.
(g)	Security is fully or partially pledged as collateral for written options outstanding and securities sold short at August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Securities Sold Short
August 31, 2010
	Shares	Value
Advent Software, Inc.	1,000	$49,670
Baidu, Inc. – ADR	1,000	78,430
Cavium Networks, Inc.	1,000	24,140
Deere & Co.	500	31,635
Factset Research Systems, Inc.	1,000	73,550
First Solar, Inc.	400	51,140
Hershey Co.	800	37,176
iShares Russell 2000 Index(1)	2,200	132,594
Marriott International, Inc.	1,500	48,015
PowerShares QQQ Trust(1)	4,000	174,120
SPDR S&P 500 ETF(1)	1,600	168,752
Salesforce.com, Inc.	1,000	109,880
Wynn Resorts Ltd.	800	64,488
Total Securities Sold Short (Proceeds $986,279)		$1,043,590

(1)	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Options Written
August 31, 2010

	Contracts	Value
CALL OPTIONS
Pfizer, Inc.
Expiration: September, 2010, Exercise Price: $16.00	20	$620
PUT OPTIONS
Factset Research Systems, Inc.
Expiration: September, 2010, Exercise Price: $70.00	10	694
Gilead Sciences, Inc.
Expiration: September, 2010, Exercise Price: $30.00	40	1,009
Intel Corp.
Expiration: September, 2010, Exercise Price: $17.00	40	853
iPath S&P 500 VIX Short-Term Futures ETN
Expiration: September, 2010, Exercise Price: $20.00	20	500
iShares Russell 2000 Index Fund
Expiration: September, 2010, Exercise Price: $55.00	10	350
Medco Health Solutions, Inc.
Expiration: September, 2010, Exercise Price: $42.50	20	1,314
Wynn Resorts Ltd.
Expiration: September, 2010, Exercise Price: $75.00	8	1,008
Total PUT OPTIONS		5,728
Total Options Written (Premiums received $6,117)		$6,348

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Open Futures Contracts
August 31, 2010

	Number		Unrealized
	of Contracts	Settlement	Appreciation/
Description	Sold	Month	(Depreciation)
S&P 500 e-Mini	17	September-10	$30,642
Euro FX Currency	2	December-10	15,985
Total Futures Contracts Sold			$46,627

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities
August 31, 2010

Assets
Investments, at value (cost $9,599,347)	$9,087,837
Deposits at broker	2,174,736
Receivable for capital shares sold	2,546
Receivable for investments sold	52,916
Receivable from Advisor	9,808
Dividends and interest receivable	7,115
Other assets	15,335
Total Assets	11,350,293
Liabilities
Securities sold short, at value (proceeds $986,279)	1,043,590
Options written, at value (premiums received $6,117)	6,348
Payable for investments purchased	253,973
Payable to affiliates	27,459
Payable for shareholder servicing fees	624
Payable for distribution fees	3,126
Payable for dividends on short positions	936
Accrued expenses	31,145
Total Liabilities	1,367,201
Net Assets	$9,983,092

Net assets consist of:
Paid-in capital	$10,270,317
Undistributed net realized gain	235,200
Net unrealized appreciation (depreciation) on:
Investments	(511,510)
Short transactions	(57,311)
Option contracts	(231)
Futures contracts	46,627
Net Assets	$9,983,092
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,089,860
Net asset value, redemption price and offering price per share(1)	$9.16
________

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations
For the Year Ended August 31, 2010
Investment Income
Dividend income(1)	$22,970
Interest income	16,623
Total Investment Income	39,593
Expenses
Advisory fees	61,268
Administration fees	37,576
Audit and tax fees	35,337
Fund accounting fees	31,151
Transfer agent fees and expenses	29,096
Federal and state registration fees	19,011
Distribution fees	15,317
Legal fees	14,162
Custody fees	10,699
Dividends on short positions	9,681
Interest expense	8,104
Reports to shareholders	6,235
Trustees’ fees and related expenses	5,229
Chief Compliance Officer expenses	5,002
Shareholder servicing fees	1,127
Other expenses	3,313
Total Expenses Before Waiver	292,308
Less waivers and reimbursement by Advisor (Note 4)	(152,600)
Net Expenses	139,708
Net Investment Loss	(100,115)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	205,277
Short transactions	60,631
Option contracts expired or closed	66,440
Futures contracts closed	73,469
Change in net unrealized appreciation (depreciation) on:
Investments	(374,777)
Short transactions	(57,311)
Option contracts	(231)
Futures contracts	50,876
Net Realized and Unrealized Gain on Investments	24,374
Net Decrease in Net Assets from Operations	$(75,741)

(1)	Net of $525 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009
From Operations
Net investment loss	$(100,115)	$(22,695)
Net realized gain on:
Investments	205,277	119,218
Purchased options	—	927
Short transactions	60,631	58,645
Foreign currency translation	—	2
Option contracts expired or closed	66,440	50,699
Futures contracts closed	73,469	14,062
Change in net unrealized appreciation (depreciation) on:
Investments	(374,777)	(41,572)
Short transactions	(57,311)	10,807
Option contracts	(231)	115
Futures contracts	50,876	(4,248)
Net increase (decrease) in net assets from operations	(75,741)	185,960
From Distributions
Net investment income	—	(20,672)
Net realized gain on investments	(265,719)	(63,432)
Net decrease in net assets resulting from distributions paid	(265,719)	(84,104)
From Capital Share Transactions
Proceeds from shares sold	6,812,301	1,449,283
Net asset value of shares issued in
reinvestment of distributions to shareholders	181,130	60,928
Payments for shares redeemed*	(733,027)	(281,375)
Net increase in net assets from capital share transactions	6,260,404	1,228,836
Total Increase in Net Assets	5,918,944	1,330,692

Net Assets:
Beginning of period	4,064,148	2,733,456
End of period	$9,983,092	$4,064,148
Undistributed Net Investment Income	$—	$84

*Net of redemption fees of	$717	$—

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
					Period Ended
		Year Ended August 31,			August 31,
	2010	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$9.84	$9.68	$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.06)	0.07	0.17	0.12
Net realized and unrealized
gain (loss) on investments	(0.06)	0.51	0.64	(0.21)	(0.01)
Total from investment operations	(0.15)	0.45	0.71	(0.04)	0.11

Less distributions paid:
From net investment income	—	(0.07)	(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.53)	(0.22)	(0.33)	(0.46)	(0.02)
Total distributions paid	(0.53)	(0.29)	(0.49)	(0.57)	(0.04)
Paid-in capital from redemption fees	0.00 (6)	—	—	—	—
Net Asset Value, End of Period	$9.16	$9.84	$9.68	$9.46	$10.07
Total Return	(1.45)%	5.30%	7.95%	(0.47)%	1.05	%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$9,983	$4,064	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(3)	4.77%	7.52%	8.91%	8.88%	10.36	%(4)
After waiver and
expense reimbursement(3)	2.28%	2.03%	2.18%	2.45%	2.12	%(4)
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(5)	(4.12)%	(6.25)%	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and
expense reimbursement(5)	(1.63)%	(0.77)%	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate	373.76%	456.41%	249.85%	301.09%	364.47	%(2)

(1)	The Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 4.48% and 1.99%, 7.48% and 1.99%, 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and the period ended August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.
(6)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Notes to Financial Statements
August 31, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2010:

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

	Level 1	Level 2	Level 3	Total
Equity
Finance and Insurance	$1,205,953	$—	$—	$1,205,953
Educational Services	8,690	—	—	8,690
Health Care and Social Assistance	—	—	—	—
Information	465,719	—	—	465,719
Management of Companies
and Enterprised	18,410	—	—	18,410
Manufacturing	825,564	—	—	825,564
Mining, Quarrying, and
Oil & Gas Extraction	225,380	—	—	225,380
Professional, Scientific,
and Technical Services	209,840	—	—	209,840
Retail Trade	374,250	—	—	374,250
Transportation and Warehousing	—	—	—	—
Utilities	122,160	—	—	122,160
Wholesale Trade	29,160	—	—	29,160
Total Equity	3,485,126	—	—	3,485,126

Fixed Income
Corporate Bonds	—	107,591	—	107,591
US Treasury Notes	—	427,036	—	427,036
Total Fixed Income	—	534,627	—	534,627

Private Placements	—	—	211,119	211,119
Warrants	—	—	1,462	1,462
Short-Term Investments	4,855,503	—	—	4,855,503
Total Investments in Securities	$8,340,629	$534,627	$212,581	$9,087,837

Other:
Futures Contracts*	$46,627	$—	$—	$46,627
Written Options	6,348	—	—	6,348
Securities Sold Short	1,043,590	—	—	1,043,590

*	Futures contracts are derivative instruments not reflected in the Schedule of Investments. This amount represents the unrealized appreciation on futures contracts sold of $46,628.

Level 3 Reconciliation Disclosure

 Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair valu

Description	Investments in Securities
Balance as of August 31, 2009	$275,347
Acquisition/Purchase	401,192
Sales	(431,118)
Realized gain(1)	3,768
Change in unrealized appreciation (depreciation)(2)	(36,608)
Balance as of August 31, 2010	$212,581

(1)	Included in the net realized gain (loss) on investment in the Statement of Operations.
(2)	Included in the net change of unrealized appreciation (deprecation) on investment in the Statement of Operations.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

In March 2008, Statement of Financial Accounting Standards “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008.  Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2010 was as follows:

Derivatives not accounted	Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value
Futures Contracts Sold	Assets; Deposits at broker	$46,628
Written Options	Liabilities; Written options	6,348
Total		$52,976

The Effect of Derivative Instruments on the Statement of Operations for the year ended August 31, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Year Ended August 31, 2010
	Net realized gain (loss) on:
Option contracts	Option contracts expired or closed	$66,440
Futures contracts	Futures contracts closed	73,469
Total		$139,909

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments	Statement of Operations Location	Year Ended August 31, 2010
	Net change in net unrealized
	appreciation (depreciation) on:
Option Contracts	Option contracts	$(231)
Futures contracts	Futures contracts	50,876
Total		$50,645

(b)Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors (such as an initial public offering and recent purchases or sales of the security or other securities of the

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

issuer) include but, are not limited to pending transactions, cost at the date of purchase, liquidity of the market, comparable company review, revenue multiples and interest rates. No actively quoted market price exists for these investments. The aggregate fair value of restricted securities and warrants is $212,581, which constitutes 2.13% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

				Fair Value	Fair
Security	Shares	Acquisition Date	Cost	per Share	Value
Alien Technology(1)	61,941	November 11, 2009	$115,068	$0.0030	$186
Alien Technology(2)	3,578,500	November 11 & 24, 2009	$8,541	$0.0031	$11,031
NetLogic Microsystems(3)	244	March 22, 2010	$—	$22.4900	$5,488
NetLogic Microsystems(4)	1,218	March 22, 2010	$29,700	$22.4900	$27,393
NetLogic Microsystems(5)	1	February 16, 2010	$—	$6,970.8766	$6,971
Advanced Equities Investment I,
LLC (Force 10 Network)(6)	1,588	March 2, 2010	$50,000	$24.4700	$38,859
Advanced Equities Triangle
Acquisition I, LLC
(Motricity Inc.)(7)	2,938	August 2, 2010	$45,000	$6.4000	$18,808
FibroGen, Inc.(8)	15,000	November 5, 2007	$67,350	$6.5000	$97,500
TableMAX Holdings, LLC(9)	13,911	October 26, 2007	$24,344	$0.0360	$501
Alien Technology Warrants(10)	5,079	November 11, 2009	$—	$—	$—
Bionovo Warrants(11)	3,000	November 30, 2009	$—	$0.1745	$770
TableMAX Holdings Warrants(12)	6,956	September 15, 2008	$—	$—	$—
Force 10 Networks
Inc. Series B(13)	1,367	March 2, 2010	$4,382	$3.2100	$4,382
Motor City, Inc. Warrants(14)	587	August 2, 2010	$—	$1.1800	$692

(1)	Alien Technology common stock.
(2)	Alien Technology Series A convertible preferred stock.
(3)
Shares held in escrow issued in connection with NetLogic Microsystems acquisition of RMI Corp.  The shares will be held in escrow for one year.  After the one year period the shares will have full liquidity.

(4)	Shares issued in connection with NetLogic Microsystems acquisition of RMI Corp. Restricted for twelve months.
(5)	Earn-Out issued in connection with NetLogic Microsystems acquisition of RMI Corp. To be paid if RMI Corp. meets certain revenue targets.
(6)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(7)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.
(8)	FibroGen Series E convertible preferred stock.
(9)	TableMAX Holdings, LLC 8% convertible bridge notes.
(10)	Warrants on Alien Technology common stock.
(11)	Warrants on Bionovo common stock.
(12)	Warrants on TableMAX common stock.
(13)	Force 10 Networks Inc. Series B preferred stock.
(14)	Warrants on Motor City, Inc. common stock.

(c)Short Positions

The fund may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses.  Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2(a) above. The amount of the segregated

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option.  The Fund includes the premium paid in the Statement of Assets & Liabilities as an equivalent asset.  The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk.  The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the year ended August 31, 2010 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of year	0	$0	0	$0
Options written	1,183	103,464	719	66,846
Options terminated in closing transactions	(66)	(9,693)	(45)	(5,985)
Options exercised	(684)	(62,028)	(209)	(24,230)
Options expired	(413)	(31,129)	(317)	(31,128)
Outstanding, end of year	20	$614	148	$5,503

(e)Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(g)Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(h)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the year ended August 31, 2009 for the Fund. During the year ended August 31, 2010, the Fund retained redemption fees of $717.

(j)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009
Ordinary Income	$263,824	$84,104
Long-Term Capital Gain	1,895	—

As of August 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$9,605,769
Gross tax unrealized appreciation	55,420
Gross tax unrealized depreciation	(573,352)
Net tax unrealized depreciation	(517,932)
Undistributed ordinary income	289,620
Undistributed long-term capital gain	—
Total distributable earnings	289,620
Other accumulated losses	(58,913)
Total accumulated losses	$(287,225)

The difference between book-basis and tax-basis cost basis is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2010, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	$100,128
Accumulated Net Realized Gain/(Loss)	$(100,165)
Paid In Capital	$37

In July 2006, the Financial Accounting Standards Board (“FASB”) issued “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2010. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal year 2010. At August 31, 2010, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdiction.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

The Advisor has contractually agreed in writing to waive its management fees and/or reimburse the Fund’s other expenses through August 31, 2011, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets (the “Expense Limitation Cap”). For the year ended August 31, 2010, expenses of $152,600 were reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

August 31, 2011	$166,124
August 31, 2012	$162,512
August 31, 2013	$152,600

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended August 31, 2010, the Fund accrued expenses of $15,317 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Distributor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the year ended August 31, 2010, the Fund accrued expenses of $1,127 under the Shareholder Services Agreement.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009
Shares sold	736,615	151,927
Shares issued to holders in reinvestment of distributions	20,036	7,439
Shares redeemed	(79,881)	(28,737)
Net increase	676,770	130,629

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2010

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2010, were as follows:

Purchases
U.S. Government	$11,621,870
Other	428,625

Sales:
U.S. Government	$—
Other	8,753,381

(9)	Reorganization

On September 24, 2010, a special meeting of the shareholders of the Fund was held for the purpose of consideration of the Agreement and Plan of Reorganization whereby the Fund will transfer its assets and liabilities to the Quaker Akros Absolute Strategies Fund, a series of Quaker Investment Trust.  The reorganization was effective as of the close of business on October 1, 2010.

Akros Absolute Return Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Akros Absolute Return Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Akros Absolute Return Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
October 28, 2010

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the annual renewal of the Investment Advisory Agreement (the “Agreement”) between the Akros Absolute Return Fund (the “Fund”), a series of the Trust, and Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and the Advisor’s other separately-managed accounts, a summary detailing key provisions of the Advisor’s written compliance program and a code of ethics certification) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees also discussed the Advisor’s marketing activity and its continuing commitment to Fund growth.  The Trustees reviewed the structure of the Advisor’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund.  The Trustees noted that during the course of the prior year they had met with representatives of the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUND.

The Trustees discussed the Fund’s performance for the six-month, one-year and three-year periods ended June 30, 2010, and the overall performance by the Advisor since the inception of the Fund on September 30, 2005.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to two benchmark indices, the S&P 500 Index and the Citigroup Three-Month U.S. Treasury Bill Index.  The Trustees also reviewed information on the historical performance of an institutional account managed by the Advisor that was similar to the Fund in terms of size and investment objectives, as well as other separately-managed accounts of the Advisor.  The Trustees noted that the Fund’s performance was positive across all time periods reviewed, except for one-year performance, which was -0.01% for the period.  For the six-month period

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

ended June 30, 2010, the Fund’s performance was higher than each of the two benchmark indices, and for the one-year period ended June 30, 2010, the Fund’s performance was significantly lower than the S&P 500 Index, but only somewhat lower than the Citigroup Three-Month U.S. Treasury Bill Index.  The Fund’s performance for the three-year period ended June 30, 2010 was significantly higher than the S&P 500 Index and also higher the Citigroup Three-Month U.S. Treasury Bill Index.  The Trustees noted that the overall performance of the Fund since its inception on September 30, 2005 was significantly higher than the S&P 500 Index, but only slightly higher than the Citigroup Three-Month U.S. Treasury Bill Index.  After considering all of the information, including the Advisor’s explanation of its strategic decisions concerning the Fund’s operations and the Advisor’s investment outlook, the Trustees concluded that the Fund’s performance was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to a peer group of long/short equity funds, as constructed by data presented by Lipper, Inc., and the Advisor’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor.These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 10, 2010 meeting at which the Agreement was formally considered, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell in the middle of its peer group.  The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.99% were only slightly higher than the peer group median of 1.960%.  The Trustees then compared the fees paid by the Fund to the fees paid by an institutional account managed by the Advisor that was similar to the Fund in terms of size and investment objectives and noted that the management fee charged was the same.

The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information.  The Trustees noted that the Advisor had not yet achieved a profit in acting as investment advisor to the Fund and that the Advisor maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Advisor with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Advisor was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, increased ability to obtain research or brokerage services or greater press coverage, appear to be reasonable and, in many cases, may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Akros Absolute Return Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended August 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.42%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2010 was 7.23%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 100.00%.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Close Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2010.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	26	Independent
615 E. Michigan St.		Term; Since	Accounting (2004–present);		Trustee,
Milwaukee, WI 53202		August 22,	Associate Professor of		USA MUTUALS
Age: 55		2001	Accounting, Marquette		(an open-end
			University (1996–2004).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc.	26	Independent
615 E. Michigan St.		Term; Since	(airline company) (1986–		Trustee,
Milwaukee, WI 53202		August 22,	present); Director, Flight		USA MUTUALS
Age: 53		2001	Standards & Training		(an open-end
			(1990–1999).		investment
company with
two portfolios).

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

				Number of	Other
	Position(s)	Termof Office and	Principal Occupation(s)in Trust	Portfolios	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	26	None.
615 E. Michigan St.		Term; Since	Administrative Officer (“CAO”)
Milwaukee, WI 53202		October 23, 2009	and Chief Compliance
Age: 67			Officer (“CCO”), Granite Capital
International Group, L.P. (an
investment management firm)
(1994–present); Vice President,
Secretary, Treasurer and CCO of
Granum Series Trust (an
open-end investment company)
(1997–2007); President, CAO
and CCO, Granum Securities, LLC
(a broker-dealer) (1997–2007).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President,	26	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	U.S. Bancorp Fund		Funds (an
Milwaukee, WI 53202	and	August 22,	Services, LLC		open-end
Age: 48	Trustee	2001	(1994–present).		investment
company with
ten portfolios);
Trustee,
USA MUTUALS
(an open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 10,	Services, LLC (2004–present);
Age: 53	and	2008 (Vice	UMB Investment Services
	Principal	President);	Group (2000–2004).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Kristin M. Cuene	Chief	Indefinite	Attorney, Compliance Officer,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer and	January 23,	LLC (2008–present); Attorney,
Age: 50	Anti-Money	2009 (CCO);	Investment Management,
	Laundering	Since	Quarles & Brady, LLP
	Officer	January 18,	(2007–2008); Student, University
		2010 (AML	of Pennsylvania (2004-2007).
Officer)

Rachel A. Spearo	Secretary	Indefinite	Vice President and Legal	N/A	N/A
615 E. Michigan St.		Term; Since	Compliance Officer, U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services (2004–present).
Age: 31		2005

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 10,	LLC (2002–present).
Age: 36		2008

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(THIS PAGE INTENTIONALLY LEFT BLANK)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877- AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC
230 Park Avenue
10th Floor
New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, WI 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2010	FYE 8/31/2009
Audit Fees	$23,750	$23,050
Audit-Related Fees	$10,000	$10,000
Tax Fees	$3,585	$3,475
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2010	FYE 8/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2010	FYE 8/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)   /s/ Joseph Neuberger
Joseph Neuberger, President

Date   11/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Joseph Neuberger
Joseph Neuberger, President

Date   11/4/10

By (Signature and Title)   /s/ John Buckel
John Buckel, Treasurer

Date   11/4/10